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                                                                      Exhibit 24

                        MERCANTILE BANKSHARES CORPORATION
                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares of Common Stock of the Corporation to stockholders of The Bank of Fruitland, and any amendment or amendments to such Registration Statement, hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Dated:     June 13, 2000

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Signature                             Title          Signature                           Title
---------                             -----          ---------                           -----

/s/ WILLIAM J. MCCARTHY               Director       /s/ DARRELL D. FRIEDMAN             Director
---------------------------------                    --------------------------------
William J. McCarthy                                  Darrell D. Friedman

/s/ CYNTHIA A. ARCHER                 Director       /s/ FREEMAN A. HRABOWSKI, III       Director
---------------------------------                    --------------------------------
Cynthia A. Archer.                                   Freeman A. Hrabowski, III

/s/ ROBERT A. KINSLEY                 Director       /s/ CHRISTIAN H. POINDEXTER         Director
---------------------------------                    --------------------------------
Robert A. Kinsely                                    Christian H. Poindexter

/s/ H. FURLONG BALDWIN                Director       /s/ GEORGE L. BUNTING, JR.          Director
---------------------------------                    --------------------------------
H. Furlong Baldwin                                   George L. Bunting, Jr.

/s/ DONALD J. SHEPARD                 Director       /s/ RICHARD O. BERNDT               Director
---------------------------------                    --------------------------------
Donald J. Shepard                                    Richard O. Berndt

/s/ WILLIAM R. BRODY                  Director                                           Director
---------------------------------                    --------------------------------
William R. Brody

/s/ MORTON B. PLANT                   Director                                           Director
---------------------------------                    --------------------------------
Morton B. Plant
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